(NYSE: WAL) July 18, 2014 Western Alliance Bancorporation 2nd Quarter Earnings Call

Q2 2014 Financial Highlights  Q2 2014 net income of $35.5 million, EPS of $0.40, net operating revenue of $99.6 million  Loan growth of $436 million to $7.54 billion, deposit growth of $321 million to $8.47 billion, and asset growth of $277 million to $10.02 billion  Performance includes $1.4 million (after tax) for additional purchased credit impaired payoffs and/or sale with EPS impact of $0.02 compared to prior quarter  Q2 2014 tangible book value per share growth, net of tax, of $0.70 from $8.32 to $9.02  Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 1.23%, net loan recoveries to average loans outstanding of 0.09% (annualized)  Tier 1 Leverage Capital ratio of 10.0% and Total Risk Based Capital ratio of 12.4%  ROA of 1.46% and ROTCE of 17.41% 2

$2,174 $2,235 $2,478 $2,723 $3,028 $1,550 $1,551 $1,562 $1,606 $1,603 $1,833 $1,856 $1,832 $1,842 $1,934 $438 $414 $393 $383 $370 $417 $460 $536 $554 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Loan Growth and Portfolio Composition $ in millions Commercial & Industrial CRE, Owner Occupied CRE, Non- Owner Occupied Construction & Land Residential and Consumer Highlights  Total loans increased 17.7%, or $1.13 billion year over year, led by C&I (39.3%, or $854 million) and Construction & Land (46.0%, or $192 million)  Quarter over quarter loan growth driven by C&I (11.2%, or $305 million) and Construction & Land (9.9%, or $55 million), while Residential and Consumer continues to roll off in accordance with management plan 8.1% 4.9% 25.6% 40.1% 21.3% 6.5% 6.8% 28.6% 33.9% 24.2% $1.13 Billion Year Over Year Growth 3 $6,412 $6,516 $6,801 $7,108 $7,544 Growth: +557* +104 +285 +307 +436 $609 * Includes Centennial acquisition

Deposit Growth and Composition $ in millions Savings & MMDA NOW CDs Non-Int Bearing DDA $1,920 $1,972 $2,200 $2,094 $2,279 $2,945 $3,050 $3,310 $3,672 $3,637 $631 $674 $710 $750 $795 $1,505 $1,579 $1,618 $1,633 $1,759 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $7,001 $7,275 $7,838 $8,149 $8,470 Growth: +266* +274 +563 +311 +321 Highlights  Total deposits increased 21.0% (or $1.47 billion year over year), led by Savings & MMDA (23.5%, or $692 million) and DDA (18.7%, or $359 million)  Deposits grew $321 million quarter over quarter driven by DDA (8.8% or $185 million) and CDs (7.7%, or $126 million) 21.5% 9.0% 42.1% 27.4% 20.8% 9.4% 42.9% 26.9% $1.47 Billion Year Over Year Growth 4 * Includes Centennial acquisition

Consolidated Balance Sheet $ in millions  Decrease in Investments & Cash as a result of discontinuing securities sold short ($110 million) during the quarter  Loan/deposit ratio decreased slightly year over year from 91.6% to 89.1%  Shareholders’ Equity increased $63 million during the quarter: $35 million due to earnings and $20 million due to OCI improvement including transfer of HTM to AFS 5 Highlights Q2-14 Q1-14 Q2-13 Investments & Cash 1,986$ 2,137$ 1,696$ Total Loans 7,544 7,108 6,412 Allowance for Credit Losses (106) (104) (96) Other Assets 600 606 581 Total Assets 10,024$ 9,747$ 8,593$ Deposits 8,470$ 8,149$ 7,001$ Other Liabilities 596 703 793 Total Liabilities 9,066$ 8,852$ 7,794$ Shareholders' Equity 958 895 799 Total Liabilities a d Equity 10,024$ 9,747$ 8,593$

Consolidated Financial Results Highlights  Year over year, total revenue increased 14.2% (17.2% on tax-equivalent basis) while expenses only rose 10.8%  Net income rose $4.4 million quarter over quarter as assets rose and asset quality improved $ in millions, except EPS 6 Q2-14 Q1-14 Q2-13 Net Interest Income 93.9$ 90.8$ 82.2$ Operating Non Interest Income 5.7 5.7 5.0 Total Revenue 99.6$ 96.5$ 87.2$ Operating Expenses (52.2) (52.1) (47.1) Pre-Tax, Pre-Provision Income 47.4$ 44.4$ 40.1$ Provision for Credit Losses (0.5) (3.5) (3.5) OREO (Losses) Gains and Gain on Sale of Equity Investment (0.2) 2.5 1.1 Debt Valuation Adjustments and Securities Gains/Losses 0.0 (0.9) (3.3) Bargain Purchase Gain 0.0 0.0 10.0 Other 0.0 (0.2) (2.5) Pre-Tax Income 46.7$ 42.4$ 41.9$ Inc me Tax (10.7) (10.6) (7.6) Discontinued Operations (0.5) (0.7) (0.2) Net Income 35.5 31.1 34.1 Preferred Divid d (0.4) (0.4) (0.4) Net Income Avail ble to Common 35.2$ 30.7$ 33.7$ Earnings Per Share 0.40$ 0.35$ 0.39$

Segment Reporting1: Loans and Deposits Q2 2014 7 Loans by Segment - $7.45 billion $ in billions California $2.06 25.0% Nevada $3.19 38.7% Arizona $2.12 25.7% National Business Lines $0.88 10.6% Deposits by Segment - $8.25 billion California $1.69 22.7% Nevada $1.68 22.6% Arizona $2.13 28.6% National Business Lines 2 $1.95 26.1% 1) Excludes corporate and other segment 2) Centrally managed business lines includes loans/deposits generated in AZ, CA and NV

Revenue by Segment - $104.4 million $ in millions California $25.7 24.6% Nevada $31.7 30.4% Arizona $30.1 28.8% National Business Lines $16.9 16.2% California $14.0 25.1% Nevada $17.7 31.7% Arizona $17.3 31.0% National Business Lines $6.8 12.2% Pretax Income by Segment - $55.8 million Segment Reporting1: Revenue and Pretax Income 8 1) Excludes corporate and other segment; results reported on a tax-equivalent basis

$6.4 $6.5 $6.8 $7.1 $7.5 5.40% 5.44% 5.48% 5.27% 5.29% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $249 $381 $306 $355 $379 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $1.3 $1.4 $1.7 $1.7 $1.6 2.92% 3.01% 3.11% 3.15% 3.08% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $5.1 $5.3 $5.6 $6.1 $6.2 0.32% 0.33% 0.33% 0.32% 0.32% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Net Interest Drivers $ in billions Cash and Due from Banks Loans and Yield Total Investments and Yield Interest Bearing Deposits and Cost of Funds $ in millions Highlights 9  Investment yield fell primarily due to an increase in OCI which increased the balance of the portfolio without a corresponding increase in income  Loan Yield and Cost of Funds essentially flat

$82.2 $84.6 $90.0 $90.8 $93.9 4.36% 4.41% 4.44% 4.41% 4.39% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $1.9 $2.4 $2.2 $2.4 $1.8 $0.0 $1.3 $2.5 $1.0 $3.1 4.36% 4.34% 4.34% 4.37% 4.26% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Disposition Accretion Normal Accretion Adjusted Net Interest Margin, excluding disposition accretion Net Interest Income and Accretion $ in millions Note: Disposition Accretion is recognition of incremental credit and interest rate marks upon sale or disposition of a PCI loan; Normal Accretion is scheduled amortization of interest rate marks over estimated remaining life of the loan pool Highlights  NIM decreased 2 basis points quarter over quarter primarily due to the decrease in investment yield  Net interest income up $3.1 million quarter over quarter because of asset growth, one additional day in the quarter, and the additional PCI loan accretion  PCI loan disposition accretion rose $2.1 million during the quarter, augmenting the margin by 9 basis points Net Interest Revenue and NIM 10 Purchased Credit Impaired Loan Accretion

$47.0 $48.3 $51.4 $52.1 $52.2 52.2% 51.6% 51.9% 51.0% 49.4% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Operating Expenses and Efficiency $ in millions Highlights  Efficiency ratio improved 160 basis points quarter over quarter due to flat expenses and increased total revenue  Year over year compensation increased as headcount rose approximately 10% in order to service 17% increase in asset growth  Occupancy and insurance steady  Professional fees include costs of IT upgrades Operating Expenses and Efficiency Ratio 11 Breakdown of Operating Expenses $28.1 $28.7 $30.1 $29.6 $31.8 $6.8 $6.8 $6.4 $7.0 $6.4 $4.7 $5.3 $6.7 $6.3 $6.6 $7.4 $7.5 $8.2 $9.2 $7.4 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Other Professional Fees + Data Processing Occupancy + Insurance Compensation

Pre-Tax, Pre-Provision Income, Net Income, and ROA $ in millions $40.1 $42.1 $43.8 $44.4 $47.4 1.91% 1.95% 1.93% 1.90% 1.95% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Note: Pre-Tax, Pre-Provision Income excludes gains/losses on repossessed assets, debt valuation adjustments and securities gains, merger/restructure expenses, and net loss on extinguishment of debt Pre-Tax, Pre-Provision Income and ROA $34.1 $28.6 $31.4 $31.1 $35.5 1.62% 1.33% 1.38% 1.33% 1.46% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Net Income and ROA 12

Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $110 $110 $98 $69 $68 $56 $48 $51 $82 $75 $74 $70 $64 $71 $78 $79 $85 $101 $115 $103 $93 $91 $72 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Adversely Graded Loans and Non-Performing Assets Organic Acquired* NPA’s Adversely Graded Loans * Net of Centennial and Western Liberty credit and interest rate discounts of $15 million and $23 million, respectively, as of 6/30/14 $295 $60 Accruing TDRs total $90 million as of 6/30/2014 $337 $324 $302 $76 $288 13 $ in millions Special Mention Loans Classified Accruing Loans Non-Performing Loans OREO

-$3.1 -$4.8 -$2.4 -$2.4 -$3.5 $5.8 $3.3 $4.5 $2.1 $2.0 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Gross Charge Offs Recoveries $2.7 -$1.5 $2.1 -$0.3 -$1.5 0.17% -0.10% 0.13% -0.02% -0.09% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Net Charge Offs (Recoveries) Net Charge Off (Recovery) Rate Charge-Offs and Provision Highlights 14 Gross Charge Offs and Recoveries Net Charge Offs (Recoveries) and Rate Provision for Credit Losses  Recoveries of $3.5 million exceeded gross charge-offs of $2.0 million, resulting in net recoveries of $1.5 million  Annualized net recovery rate was 0.09%, a 7 basis point improvement over prior quarter and 26 basis point improvement over prior year  Provision for credit losses of $0.5 million is the result of continued improvement in historical credit losses and recent favorable recovery trends Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 $3.5 $0.0 $4.3 $3.5 $0.5 1.50% 1.50% 1.47% 1.46% 1.40% Loan Loss Provision ALLL/Total Loans $ in millions

12.0% 12.5% 12.4% 12.4% 12.4% 8.3% 8.8% 8.8% 8.8% 9.0% 10.8% 11.2% 11.1% 11.1% 11.2% 7.4% 7.4% 7.4% 7.5% 7.9% 9.9% 10.0% 9.8% 9.9% 10.0% Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Total RBC Tier 1 Common Tier 1 RBC Tangible Common Equity Tier 1 Leverage Capital Q2 2013 – Q2 2014 Regulatory Ratios and Tangible Common Equity Basel III (2015) Estimated Capital $ in millions 15 Tangible Common Equity, net of tax 791 Cumulative OCI Related to AFS and other 8 Basel I Tier 1 Common Equity 782 Disallowed FV TRUPS adjustment and DTA (20) Basel III Tier 1 Common Equity 762 Basel I Risk Based Assets 8,693 Plus 50% on Non-Accrual / Pass due 18.6 Plus 20% on unfunded <1yr mat 43.5 Less disallowed Equity Securities (3.6) Basel III Risk Based Assets 8,751 Basel I Total Tier 1 Capital 973 Threshold deductions (16) Basel III Total Tier 1 Capital 956 Basel III Total Risk Based Capital 1,066 Basel III Total RBC 12.2% Basel III Tier 1 RBC 10.9% Basel III Tier 1 Leverage 9.8% Basel III Tier 1 Common 8.7%

$8.32 $0.40 $0.12 $0.10 $0.02 $0.06 $9.02 Tangible Book Value Walkforward Q1 2014 – Q2 2014 16 Components of Changes in Tangible Book Value Per Share (net of tax) Q1 2014 TBV/Share EPS OCI – AFS Valuation OCI – Impact of HTM Transfer ATM Offering Other Q2 2014 TBV/Share

Outlook 3rd Quarter 2014 17  Loan and Deposit Growth  Interest Margin  Operational Efficiency  Asset Quality

Question & Answer 18

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding guidance, outlook, or expectations relating to loan and deposit growth, interest margin, operating efficiency, and asset quality. The forward- looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. 19